EXHIBIT 32

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Annual Report of Capital Realty Investors, Ltd. (the “Registrant”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CAPITAL REALTY INVESTORS, LTD.
(Small Business Issuer)

by: C.R.I., Inc.
Managing General Partner

September 1, 2010	by: /s/ William B. Dockser
DATE	William B. Dockser,
Director, Chairman of the Board
and Treasurer
(Principal Executive Officer)

September 1, 2010	by: /s/ H. William Willoughby
DATE	H. William Willoughby,
Director, President, Secretary,
Principal Financial Officer and
Principal Accounting Officer